Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         1
Employee Meeting
Zoran and Microtune
Merger
September 13, 2010
*
*
*
Exhibit 99.1

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         2
Important Additional Information Regarding the Merger will be filed with the SEC.
Microtune, Inc. (“Microtune”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Maple Acquisition Corp., pursuant to which Microtune would be acquired by Zoran
Corporation (the “Merger”). Investors and stockholders are urged to read the proxy statement carefully when it becomes available because it will contain important information about the Merger and the parties to the merger. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by Microtune at the SEC website at
http://www.sec.gov.
The
proxy statement and other documents also may be obtained for free at Microtune’s Internet website at http://phx.corporate-
ir.net/phoenix.zhtml?c=121862&p=irol-sec or from Microtune by contacting Investor Relations by telephone at 972-673-1850 or by mail at
Microtune, Inc., 2201 10th Street, Plano, Texas, 75074, Attn: Investor Relations Department.
Microtune and Zoran and their respective directors, executive officers and other members of their management and employees, under
SEC rules, may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed Merger.
Information regarding Zoran's directors and officers is available in Zoran's proxy statement for its 2010 annual meeting of stockholders and Zoran's 2009 Annual Report on Form 10-K, which were filed with the SEC on April 29, 2010 and March 1, 2010, respectively. Information concerning the interests of Microtune’s participants in the solicitation, which may, in some cases, be different than those of Microtune stockholders generally, is set forth in Microtune’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 9, 2010 and available on Microtune's website at
http://phx.corporate-ir.net/phoenix.zhtml?c=121862&p=irol-sec , and will be set forth in the proxy statement relating to the merger when it becomes available.

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         3
Zoran and Microtune to join forces to become a bigger and more competitive player in the markets we serve
Deliver cutting-edge integrated systems for our target markets
Complementary customer bases enabling multiple cross-selling opportunities
Full service - One Stop Shop for our customers
Deliver flexible platform solutions for global markets
Exciting New Opportunities
Vision: To be the Recognized Leader
of Integrated Solutions for Home Entertainment

Stanford
Palo Alto
First
Digital
Cameras
Digital Audio
DOLBY
DIGITAL
NASDAQ
IPO
DVD Players
NASDAQ
Secondary
Digital
Camera
Comeback
Home Theater
In a Box
DTV
Multimedia
Cell Phone
ATSC STB
Solution
First HDMI
Cameras
China Cable
STB
120 Hz
HDTV (Frame
Rate Conversion)
New Connectivity
Hi-res
Camera
Phone
Blu-ray
Cable
DTA Box
Media
Player
1080p
Video
Camcorder
WiFi P&S
Cameras
Automotive
DVD
HDMI
DVD Players
Recordable
DVD
Connectivity
1983
1985
1989
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Technion
Haifa
High End
DSP
PC Video
SoftDVD
Portable DVD
DVD Combo
Inkjet MFP
One Time Use
Camcorder

ZORAN

8

Zoran Proprietary and Confidential – Not For Redistribution Copyright 2010 Zoran Corporation All Rights Reserved <Employee Meeting> – Sept. 8, 2010 4 Zoran - Pioneer in Digital Multimedia

Sweden
UK
France
Israel
Korea
Japan
Zoran HQ
Sunnyvale
Boston
India
China
Taiwan

ZORAN

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         5
Zoran’s Global Offices
Headquarters: Sunnyvale, California
10 Countries,  ~1250 Employees, ~900 Engineers

$ Millions
New Investment Markets
Existing Zoran Markets

ZORAN

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         6
$2,300M
$2,886M
$3,486M
$3,802M
$3,846M
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2009 2010 2011 2012 2013
Zoran Markets are Growing (SAM, $M)
STB: Cable DTA, Pay Sat
DTV: Europe/APAC/China
WW-FRC
HD Multimedia Players:
Blu-ray, HQ-DVD,  MMP
SD Multimedia Players:
DVDP, …
Laser Printer
STB: FTA, WW Cable
DTV: ATSC, Japan
Compact Camera
Camera: China DVC,
DSLR, Surveillance
SAM $M CAGR 2009-2013
All Markets:                   14%
Investment markets:     41%
Sources: DisplaySearch, IDC, IMS, TSR, InStat, Gartner (Dec-08 – Nov-09); Zoran estimates and analysis
Printer Software
Digital Video Camera
SAM=Served Available Market (once Zoran solution is available)

Set-Top Box
Printer SW
DVD / Media Player
Printer HW
Digital TV
Digital Camera

ZORAN

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         7
Global DTV
FRC (120/240Hz)
3D & Connected
TV
Global
Pay-Cable/Satellite
Markets and
Cable-DTA
Expanding Zoran’s Core Markets:
Growth
Vectors
Blu-ray Players
Connected
Players/
Adaptors
DVD
(Red Laser)
Home
Entertainment
Division
Imaging
Division
Mobile
Division
Mobile Printing,
Windows 7 Compatibility,
HW+SW Bundles,
Fonts
Desktop Color,
MFPs up to A3,
Scanners
HD Video Camera
DSLR
IP / Surveillance
Camera

DVD and Digital TV

SONY TOSHIBA LG SHARP SAMSUNG
FUNAI KONKA ZINWELL FISHER Pioneer
PHILIPS MITSUMI Unihan malata COBY
Panasonic homecast Haier THOMSON
SANYO VIZIO TPV
MITSUBISHI ELECTRIC Westinghouse COMPAL
FUJITSU DENON wistron
ORION ONKYO VESTEL
HITACHI MiCO ALCO
HUMAX JVC
TCL SIEMENS
RCA
BEST BUY

Printing and Digital Cameras

Nikon
EPSON
CISCO IBM
OKI hp FUJITSU
TELSON OLYMPUS
PENTAX FUJI xerox
xerox NEXPRESS A Kodak Company CASIO
FOXCONN océ Avision Canon
FUJIFILM HOYA AIPTEK LEXMARK
FOXLINK CONCORD DXG Qisda GE Kodak
ASIA OPTICAL KYOCERA PRIMAX ABICO Vivitar
RICOH LITEON MAGTEK KONICA MINOLTA Chicony Polaroid
SAMSUNG SHARP LG TOSHIBA SONY

ZORAN

Zoran Proprietary and Confidential – Not For Redistribution Copyright 2010 Zoran Corporation All Rights Reserved <Employee Meeting> – Sept. 8, 2010 8 Key Customers and Partners

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         9
Mobile (Camera) Products
Best still photography in the market
Advanced Noise Reduction
Accurate Color Reproduction
Multi-face tracking, Single and
Multi-Frame
High Dynamic Range
Lens distortion, aberration and
shading corrections
Best video experience
720p, 1080p video codec
Photography level image pipe for video
processing
Best low-light sensitivity
Multi-face tracking in video
Digital video stabilization and rolling shutter
artifacts removal
Samsung
Cisco Flip
Sony
Fujifilm
Nikon
COACH ®

XPS
PDF
PCL 5
PCL 6
PS3
IPS Interpreter
Quatro Processor
DSP
DSP
CPU
CPU

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         10
Imaging (Printer) Products
Industry’s only complete HW+SW solution
Universal print language interpreter
Energy-efficient multicore architecture
Concurrent rendering and DSP
acceleration for optimized performance
Family of processors with range of price &
performance that spans customers’
product lines
HP
Xerox
Canon
Konica
Minolta
Kyocera
Mita
Epson
Check Scanner
Ricoh
Okidata
Quatro®

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         11
Home Entertainment (DTV) Products
SupraHD® & SupraFRC®
Complete Solution HW&SW
Advanced Demod and Video
processing
Solutions for 120/240Hz panels
State-of-Art object-based
technology
Advanced cadence detection
LED Backlight control
3D TV Support – optimized Left-
Right presentation (patent pending)
LVDS
Tuner
Memory
Display Engine
Video Processing
NTSC/DVB
HDMI
MPEG Decoder
Demodulator
HD Analog In
TV Microcontroller
LCD Timing Controller
Ethernet Connectivity
USB and TVMM
120Hz FRC
Multi-format Decoder
LED Backlight Technology

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         12
Home Entertainment (DTV) Products
LVDS
Tuner
Memory
Display Engine
Video Processing
NTSC/DVB
HDMI
MPEG Decoder
Demodulator
HD Analog In
TV Microcontroller
LCD Timing Controller
Ethernet Connectivity
USB and TVMM
120Hz FRC
Multi-format Decoder
LED Backlight Technology

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         13
Home Entertainment (STB & MMP ) Products
SupraXD® & SupraTV ®
Satellite, Cable and DTA STB
High performance multi-standard decoder in
single chip:  H.264 / MPEG-2 / VC1
High quality Zoran picture enhancement
technology
Advanced Conditional Access security (NDS,
Nagra, Irdeto, downloadable)
Integrated Demodulator
Audio/Video/JPEG Decoding
Ethernet / USB / SATA Connectivity
1080P HDMI Output
Low Cost BOM Design
VaddisHD®
Blu-ray with integrated Front-end
HD Media Players, Media Adapters
and Picture Frames
Premium Red Laser DVD – HDMI,
Car Entertainment, Portable

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         14
New HDTVs with Zoran
Westinghous
e
Over 100 new TVs with Zoran SOCs
Sharp
Haier
Sanyo
Toshiba
Nearly 40 new
models
Best Buy
New
LED
TVs
Sylvania,
Emerson,
Funai
Hitachi
Philips
Magnavox
Vizio
Homecast
HD MPEG4
PVR, Zapper Box
Cisco
NEW iDTA
STB
SupraTV ® 235
SOC
Europe HD Satellite STBs
SupraXD® SOC
Konka
Humax
HD MPEG-2 Japan
Cable & SatelliteSTBs
Gen9® SOCs
Eagle
Oberon
HD MPEG-4 PVR
SupraXD ® 180 SOC

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         15
Merger creates a powerhouse technology company with
strong RF, analog and digital engineering capabilities
Zoran
Demod /
Back-end
SOC
Microtune
Tuner /
Demod
How Do We Fit Together?
Offers a broader product portfolio for our customers
Tuners, Demods and Back-End SOCs
New integration opportunities strengthen future products
Combined technical team of more than 1000 engineers
to innovate advanced technologies and solutions
The merger adds the next blocks in the system to
offer a complete end-to-end solution

网络下载
迅雷
NETFLIX
Ku6.com
酷 6 网 · 乐享视频
0039
CoCo聊天电视
思念 没有距离
自制MTV
在家K歌 挑战麦克风
自制MTV 感动再重现

ZORAN

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         16
The Home Entertainment Center
Synergy between STB, TV & Camera
Chatting at living room
USB HDD USB Drive
Xunei
Network Attached
Storage
Internet
Study Room PC
Home
Network
Notebook PC
Internet
Remote PC
Remote server
Download or
Streaming
Online Karaoke
Record and Share
personal video
Video
Conferencing
Z
+ M
Z
+ M
M

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         17
Microtune Group Key Objectives
1.
To develop and market Tuners and Receiver Products for
Digital Television, Set-top-box, Cable Modem and
Automotive
2.
Responsible for the development & Integration of IP for
Zoran DTV and  STB SoCs
3.
Expand into new areas and provide RF & Front-End for
Communication/Connectivity (MoCA, Powerline,
Others….)

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         18
Zoran Organization Chart After Close
Microtune will become the Zoran Broadband Receiver Business Unit
Finance, IT, Facility and other function will part of the relevant organizations
Barbara
BBR HR
Connie Bray
VP
Human Resources
(Sunnyvale)
Ram Ofir
Sr. VP and GM,
Home  Enter
(Sunnyvale)
Karl Schneider
Sr. VP
and CFO
(Sunnyvale)
Isaac Shenberg
Sr. VP,  Bus Dev
and Corp Marketing
(Haifa)
Simon Dolan
Sr. VP and GM
Imaging
(Boston)
Ohab Meitav
VP and GM
Mobile
(Sunnyvale)
Mustafa
DTV  BU
VP & GM
Ram (Acting)
STB BU
VP & GM
Tzach Hadas,
VP Operations
(Haifa)
Charlie Parr
VP
Worldwide Sales
(Sunnyvale)
Eddie
BBR Operation
Rob
VP Sales
Americas & EU
Barry
BBR  BU
VP & GM
Levy Gerzberg,
President
and CEO
(Sunnyvale)

Zoran Proprietary and Confidential – Not For Redistribution
Copyright 2010 Zoran Corporation All Rights Reserved
<Employee Meeting> – Sept. 8, 2010         19
Zoran and Microtune to join forces to become a bigger and more competitive player in the markets we serve
Deliver cutting-edge integrated systems for our target markets
Complementary customer bases enabling multiple cross-selling opportunities
Full service - One Stop Shop for our customers
Deliver flexible platform solutions for global markets
Exciting New Opportunities
Vision: To be the Recognized Leader
of Integrated Solutions for Home Entertainment